Execution Version AMENDMENT TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF CRESTONE ASSET MANAGEMENT, LLC This Amendment to the Second Amended and Restated Limited Liability Company Agreement (this “Amendment”) of Crestone Asset Management, LLC, a Delaware limited liability company (the “Company”), is entered into as of June 10, 2026 (the “Effective Date”), by and among the Company and the Members listed on the signature pages hereto. RECITALS WHEREAS, the Company and the Members are parties to that certain Second Amended and Restated Limited Liability Company Agreement of Contrail Asset Management, LLC (now known as Crestone Asset Management, LLC), dated as of September 1, 2022 (as supplemented, amended and modified and as in effect immediately prior to this Amendment, the “Agreement”); WHEREAS, in connection with certain transactions involving the transfer and redemption of Common Interests pursuant to the Membership Interest Purchase Agreement dated June 10, 2026 among the Company, MRC Common Member LLC, MR CAM US Splitter 2, L.P., Aviation Growth Initiatives, LLC (“AGI”) and Air T, Inc. (“Air T”) and the Redemption Agreement dated June 10, 2026 among the Company, AGI and Air T, the parties desire to amend the Agreement; and WHEREAS, Section 14.3(a) of the Agreement provides that the Agreement may be amended with the written consent of the Board and all of the Members. NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: ARTICLE I AMENDMENTS 1. Section 3.1(d)(i) — MRC Director. Section 3.1(d)(i) of the Agreement is hereby amended by replacing “Eric Yanagi” with “Kevin Milligan.” 2. Section 3.3(d) — Investments in Target Strategies. The first sentence of Section 3.3(d) of the Agreement is hereby amended by replacing “the MRC Director declines to approve” with “the MRC Investor Members decline to approve.” 3. Section 3.6(a) — MRC Investor Member Rights. Section 3.6(a) of the Agreement is hereby amended and restated in its entirety as follows:

“(a) MRC Investor Member Rights. Notwithstanding anything to the contrary herein, neither the Company nor any Series shall take any of the following actions, or permit any Participating Holdco to do any of the following, without the prior written consent of the MRC Investor Members holding a majority of the Investor Interests held by all MRC Investor Members: (i) Any amendment to this Agreement, the Certificate of Formation, the governing documents of any Participating Holdco or any new agreement or other document that would adversely affect the rights or obligations of the MRC Investor Members; (ii) The creation of any new Series or class of equity or the redemption or repurchase of any equity interests of the Company, any Series or any Holdco Vehicle, or the issuance of any equity of the Company, if such action would adversely affect the MRC Investor Members or their interests in Distributable Proceeds or other cash flow of the Company or any Series, including without limitation (A) any cross guarantees or similar arrangements pursuant to which the Company, any Series or any Participating Holdco would guarantee or otherwise become liable for the obligations of another Series, any other Holdco Vehicle or any third party, or (B) any mortgage, security interest or other lien on any assets of a Series or any Participating Holdco granted to secure the obligations of another Person; (iii) Any change in the allocation of distributions to the Investor Members under Article 7, any change to the Preferred Return or the terms on which Investor Members participate in distributions, or any other action that would adversely affect the MRC Investor Members’ interests in Distributable Proceeds or other cash flow of the Company or any Series, including without limitation (A) any cross guarantees or similar arrangements pursuant to which the Company, any Series or any Participating Holdco would guarantee or otherwise become liable for the obligations of another Series, any other Holdco Vehicle or any third party, or (B) any mortgage, security interest or other lien on any assets of a Series or any Participating Holdco granted to secure the obligations of another Person; (iii) Any increase in the Commitment of the MRC Investor Members or acceleration of Capital Contribution obligations beyond what is otherwise required under this Agreement; (iv) The merger, consolidation, reorganization, recapitalization, sale of all or substantially all of the assets, liquidation, dissolution or termination of the Company, any Series to which MRC Investor Members hold an interest or any Participating Holdco or any other extraordinary transaction outside of the ordinary course of business involving any of the foregoing Persons or any of their respective subsidiaries; (v) Approval of any amendment to a Management Agreement or any other documentation setting forth fees charged to any Series, any Participating Holdco or any of their respective subsidiaries by the Air T Member or any of its Affiliates or subsidiaries; (vi) Any changes to any fees (including the Management Incentive Fee and the Administration Fee) payable to or from, or fee arrangements among, any of the Company, any Series, any Participating Holdco and any MRC Investor Member; or (vii) The commencement or settlement of any material litigation involving any Series, any Participating Holdco or any of their respective subsidiaries.” 4. Section 3.9 — Other Activities. The last sentence of Section 3.9 of the Agreement (beginning “Notwithstanding the foregoing, until the earlier of…”) is hereby deleted in its entirety. 5. Section 3.15 — Other Agreements. Section 3.15 of the Agreement is hereby amended and restated in its entirety as follows: “Section 3.15 Other Agreements. Subject to Section 3.1(q), in the event the MRC Investor Members reasonably believe that Air T, the Air T Member or any of their respective Affiliates, as applicable, has breached, in any material respects, any of its obligations under any Management Agreement or any Air T Agreement, and if such breach is not capable of being cured or is not cured within thirty (30) days of the Board receiving written notice from the MRC Investor Members of such breach, which notice shall reasonably identify the nature of the breach, the Independent Director, acting alone, shall have the exclusive right to enforce such Management Agreement or Air T Agreement, as applicable, on behalf of the Company in respect of such breach, including seeking any rights or remedies the Company may have against Air T, the Air T Member or any of their respective Affiliates, as applicable, as a result of such breach. For the avoidance of doubt, the procedures set forth in this Section 3.15 shall apply with respect to each breach alleged by the MRC Investor Members.” 6. Section 3.16(a) — Air T Cause Event. Section 3.16(a) of the Agreement is hereby amended by replacing “the MRC Members, with MRC Consent, shall have the right” with “the MRC Members, with the consent of the MRC Investor Members, shall have the right.” 7. Section 3.16(b). Section 3.16(b) of the Agreement is hereby amended by replacing “as may be reasonably requested by the MRC Common Members” with “as may be reasonably requested by the MRC Investor Members.” 8. Section 4.10(a) — Default. Section 4.10(a) of the Agreement is hereby amended by deleting the clause “, and the MRC Director being excluded from any determination with respect to a default by an MRC Investor Member.” 9. Section 4.7(a) — Initial Contribution and Common Interests. Section 4.7(a) of the Agreement is hereby amended by adding the following sentence at the end thereof: “For the avoidance of doubt, the references to the MRC Common Members in this Section 4.7(a) are historical provisions relating to the initial MRC Common Members (as defined in the Agreement in effect as of September 1, 2022) and shall not be read to refer to any subsequent holders of Common Interests.”

10. Section 7.1 — Timing of Distributions. Section 7.1 of the Agreement is hereby amended by deleting both references to “including Section 7.6” therein. 11. Section 7.2 — Fee Income and Holdco Vehicle Promote. The second sentence of Section 7.2 of the Agreement is hereby deleted in its entirety and replaced with “After reduction for the payment of Company and Series expenses and other Company and Series liabilities or obligations in accordance with the terms hereof, such Fee Income and Holdco Vehicle Promote shall be as promptly as practicable distributed by the Onshore Series to the Common Members in proportion to their respective Common Interests.” 12. Section 7.6 — Reserves and Reinvestment. Section 7.6 of the Agreement is hereby deleted in its entirety and replaced with “[Intentionally Left Blank.]” 13. Section 9.6 — Put Option; Call Option. Section 9.6 of the Agreement (including all subsections (a) through (d) thereof) is hereby deleted in its entirety and replaced with “[Intentionally Left Blank.]” 14. Section 13.2 — Valuation of Common Interests. Section 13.2 of the Agreement is hereby amended by replacing “shall be made” with “may be made.” 15. Section 14.3(c) — Waivers. Section 14.3(c) of the Agreement is hereby amended by (i) deleting the phrase “, including the MRC Director” therefrom and (ii) adding the following sentence at the end thereof: “Notwithstanding the foregoing, if any waiver of any right or remedy would be reasonably likely to adversely affect the MRC Investor Members, then such waiver shall require the prior written consent of the MRC Investor Members.” 16. Schedule A — Definition of “Distributable Proceeds.” The definition of “Distributable Proceeds” in Schedule A of the Agreement is hereby amended by deleting the clause “, less all amounts disbursed by the Series in such period for Series expenses or other liabilities or obligations and the amount of all reserves established pursuant to Section 7.6” therefrom. 17. Schedule A — Definition of “MRC Common Members.” The definition of “MRC Common Members” in Schedule A of the Agreement is hereby deleted in its entirety. Subject to the amendment to Section 4.7(a) reflected in Section 9 hereof, all references to “MRC Common Members” throughout the Agreement shall be replaced with “Common Members.” 18. Schedule A — Definition of “MRC Consent.” The definition of “MRC Consent” in Schedule A of the Agreement is hereby deleted in its entirety. 19. Schedule A — Definition of “MRC Members.” The definition of “MRC Members” in Schedule A of the Agreement is hereby amended and restated in its entirety as follows: “MRC Members” means the MRC Investor Members, and any Affiliate of the foregoing that becomes a Member hereunder.”

ARTICLE II GENERAL PROVISIONS 1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement. 2. Effect of Amendment. Except as expressly amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. In the event of any conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall control. 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law principles thereof. 4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart by electronic transmission shall be effective as delivery of an original executed counterpart. 5. Effective Date. This Amendment shall be effective as of the Effective Date. 6. Amendment of this Amendment. This Amendment shall not be amended, modified or waived in any respect without the prior written consent of the MRC Investor Members. [Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above. COMPANY: CRESTONE ASSET MANAGEMENT, LLC By: ___________________________________ Name: Callan Jorgensen Title: Authorized Signatory COMMON MEMBERS: AIR T, INC. By: ___________________________________ Name: Nick Swenson Title: Chief Executive Officer AVIATION GROWTH INITIATIVES, LLC By: ___________________________________ Name: Kevin Milligan Title: President Docusign Envelope ID: C7AD4EE2-0A47-8B2B-8270-F6BC0C699243

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above. COMPANY: CRESTONE ASSET MANAGEMENT, LLC By: ___________________________________ Name: Callan Jorgensen Title: Authorized Signatory COMMON MEMBERS: AIR T, INC. By: ___________________________________ Name: Nick Swenson Title: Chief Executive Officer AVIATION GROWTH INITIATIVES, LLC By: ___________________________________ Name: Kevin Milligan Title: President Docusign Envelope ID: 7155BC01-5438-8BEC-80A2-E0736B360D02

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above. COMPANY: CRESTONE ASSET MANAGEMENT, LLC By: ___________________________________ Name: Callan Jorgensen Title: Authorized Signatory COMMON MEMBERS: AIR T, INC. By: ___________________________________ Name: Nick Swenson Title: Chief Executive Officer AVIATION GROWTH INITIATIVES, LLC By: ___________________________________ Name: Kevin Milligan Title: President Docusign Envelope ID: 2ECE2EDD-50E3-87C4-839B-D046A86F5D90

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above. MRC INVESTOR MEMBERS: MR CAM COMMON SPLITTER 1, L.P. By: Mill Road Capital III GP LLC By: Name: Eric Yanagi Title: Management Committee Director MR CAM US SPLITTER 2, L.P. By: Mill Road Capital III GP LLC By: Name: Eric Yanagi Title: Management Committee Director MR CAM NON-US SPLITTER 3, L.P. By: Mill Road Capital III GP LLC By: Name: Eric Yanagi Title: Management Committee Director Docusign Envelope ID: 91EE1C72-CD41-829F-81B7-D6F09EAB510C